UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a‑12

Uroplasty, Inc.
(Name of Registrant as Specified In Its Charter)
Not Applicable
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a‑6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0‑11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 240.0‑11 and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

The following is a letter sent to certain Uroplasty shareholders by Uroplasty, Inc. on March 10, 2015:

Uroplasty, Inc.
5420 Feltl Road
Minnetonka, MN 55343 USA
Toll free 866 258 2182
Fax 952 426 6199
www uroplasty.com

March 10, 2015

Dear Fellow Shareholder:

I am writing you concerning the Special Meeting of Uroplasty Shareholders, which is scheduled for Monday, March 30, 2015, and am asking you to vote “FOR” the approval of the proposed merger of Uroplasty and Vision-Sciences to form a new company to be named Cogentix Medical.

Your Board of Directors has unanimously recommended that Uroplasty shareholders vote “FOR” the approval of the agreement and plan of merger between Uroplasty and Vision-Sciences and the other matters described in the joint proxy statement/prospectus which we sent to you on or about February 26, 2015. I strongly encourage you to review the proposals for our Special Shareholders Meeting and the other disclosures contained in the joint proxy statement/prospectus.

Records indicate that we have not yet received your vote. Please take action now to vote your Uroplasty shares by signing, dating and returning the enclosed proxy voting instruction form card in the envelope provided.

If you hold your shares at a bank or brokerage firm, you also have the option to vote via either telephone or internet, by following the enclosed instructions.

If you have any questions about voting your shares, you may also contact The Proxy Advisory Group, LLC, which is assisting us in this matter, by calling toll-free to 888-33PROXY, or 888-337-7699

Your vote is very important, regardless of the number of Uroplasty shares you own. Please take action to vote today. Thank you for giving this important matter on our company your immediate attention.

Sincerely,

/s/ Rob Kill

Rob Kill
President and CEO
Uroplasty, Inc.

UROPLASTY, INC.
C/O BROADRIDGE
PO BOX 1342
BRENTWOOD, NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
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1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	CONTROL # → 0000000000000000
	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

02 0000000000

The Board of Directors recommends you vote FOR the following proposals

		For	Against	Abstain
1	To adopt the agreement and plan of merger, dated as of December 21, 2014, among Uroplasty, Inc., Vision-Sciences, Inc., andVisor Merger Sub LLC and approve the merger of Urolplasty, Inc. with and into Visor Merger Sub LLC, with Visor Merger Sub LLCas the surviving company and a direct, wholly-owned subsidiary of Vision-Sciences, Inc.	☐	☐	☐
2	To approve any motion to adjourn the special meeting, or any adjournment thereof, to another time or place if necessary orappropriate to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt themerger agreement and approve the transactions contemplated thereby.	☐	☐	☐

NOTE: Shareholders will transact such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000228226_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Joint Proxy Statement is/are available at www.proxyvote.com .

UROPLASTY, INC.

SPECIAL MEETING OF SHAREHOLDERS

MARCH 30, 2015 9:00 AM MINNEAPOLIS TIME

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert C. Kill and Brett Reynolds, and each of them, with power to appoint and substitute, to vote all shares the undersigned is entitled to vote at the Special meeting of Shareholders of Urolplasty, Inc. to be held on March 30, 2015, and any adjournments thereof, as specified below on the matters referred to, and, in their discretion, upon any other matters which may be brought before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000228226_2 R1.0.0.51160